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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     November 13, 2002
                                                 -------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  000-20348                              43-1465483
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         (Commission File Number)              (IRS Employer Identification No.)


8000 Maryland Avenue, Suite 920, St. Louis, MO                  63105
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   (Address of Principal Executive Offices)                  (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

         See the Exhibit Index attached to this report and incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE.

         D & K Healthcare Resources, Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

         (i)      the information included as Exhibit 99.1 to this report.
                  Exhibit 99.1 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 filed by the registrant on November 13, 2002.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 13, 2002

                             D & K HEALTHCARE RESOURCES, INC.


                             By:   /s/ Thomas S. Hilton
                                ---------------------------------
                                         Thomas S. Hilton
                               Senior Vice President and Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1 Certifications by Chief Executive Officer and Chief Financial Officer of D & K Healthcare Resources, Inc. pursuant to Section 906 of Sarbanes-Oxley Act of 2002.










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